UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK		73102-5015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A-2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Devon Energy Corporation (“Devon”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on Wednesday, June 6, 2018. In connection with the Annual Meeting, proxies were solicited pursuant to the Securities Exchange Act of 1934, as amended. The following are the voting results for the items of business considered and voted upon at the Annual Meeting, all of which were described in Devon’s Notice of 2018 Annual Meeting of Stockholders and Proxy Statement, filed with the Securities and Exchange Commission on April 25, 2018.

1.	The stockholders elected each of Devon’s ten nominees to serve on the Board for a one-year term. The vote tabulation with respect to the nominees was as follows:

NOMINEE	VOTES FOR	AUTHORITY WITHHELD	BROKER NON-VOTES

Barbara M. Baumann	380,495,767	4,660,440	66,959,862

John E. Bethancourt	379,559,334	5,596,873	66,959,862

David A. Hager	379,638,291	5,517,916	66,959,862

Robert H. Henry	379,688,898	5,467,309	66,959,862

Michael M. Kanovsky	367,151,972	18,004,235	66,959,862

John Krenicki Jr.	381,176,441	3,979,766	66,959,862

Robert A. Mosbacher Jr.	378,376,753	6,779,454	66,959,862

Duane C. Radtke	379,818,308	5,337,899	66,959,862

Mary P. Ricciardello	377,232,052	7,924,155	66,959,862

John Richels	377,918,623	7,237,584	66,959,862

2.	The Board proposal for an advisory (non-binding) vote on the compensation of Devon’s named executive officers was approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

364,727,294	19,606,051	822,862	66,959,862

3.	The appointment of KPMG LLP as Devon’s independent auditors for 2018 was ratified. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

440,126,721	10,784,724	1,204,624	—

4.	The stockholder proposal for a shareholder right to act by written consent was not approved. The results of the vote were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES

176,969,746	207,167,922	1,018,539	66,959,862

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President Corporate Governance and Secretary

Date:    June 7, 2018

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